File No. 2-84105
                                                                       811-3757

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

      Pre-Effective Amendment No.                                       [  ]


      Post-Effective Amendment No. 28                                   [ X ]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]


      Amendment No. 28                                                  [ X ]


                        (Check appropriate box or boxes.)

                  DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----


       X    on October 1, 2003 pursuant to paragraph (a)(i)
      ----


            60 days after filing pursuant to paragraph (a)(i)
      ----
            on      (date)    pursuant to paragraph (b)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----

Dreyfus California Tax Exempt Bond Fund, Inc.

Seeks income exempt from federal and  California state income taxes


PROSPECTUS October 1, 2003


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINACIAL COMPANY(SM)



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

                                          Contents

                                          THE FUND
                      --------------------------------

                                        1 Goal/Approach

                                        2 Main Risks

                                        3 Past Performance

                                        4 Expenses

                                        5 Management

                                        6 Financial Highlights

                                          YOUR INVESTMENT
                      ------------------------------------------

                                        7 Account Policies

                                       10 Distributions and Taxes

                                       11 Services for Fund Investors

                                       12 Instructions for Regular Accounts

                                          FOR MORE INFORMATION
                      -------------------------------------------------

                                          Back Cover

Dreyfus California Tax Exempt Bond Fund, Inc.
----------------------
Ticker Symbol: DRCAX

The Fund

GOAL/APPROACH

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.


The fund invests at least 80% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund's average portfolio maturity is not restricted.


Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.


Although the fund's objective is to generate income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax.


The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.


INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand


DOLLAR-WEIGHTED AVERAGE MATURITY: an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.


The Fund       1



(PAGE 1>

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.


* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* STATE-SPECIFIC RISK. The fund is subject to the risk that California's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

* LEVERAGING RISK. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may cause taxable income and will magnify the fund's gains or losses.

* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

2



(PAGE 2>

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total returns to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-California-specific municipal bonds. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

 11.90   -7.11   14.07    3.44    8.26    5.84   -4.42   15.24    3.49    8.11
    93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q1 '95               +6.12%

WORST QUARTER:                   Q1 '94               -4.96%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/03 WAS 3.56%.

Average annual total returns AS OF 12/31/02


                                                            1 Year                     5 Years                   10 Years
------------------------------------------------------------------------------------------------------------------------------------


FUND
RETURNS BEFORE TAXES                                         8.11%                      5.46%                      5.65%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                             7.86%                      5.28%                      5.52%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                          6.91%                      5.27%                      5.50%

LEHMAN BROTHERS
MUNICIPAL
BOND INDEX*
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      9.60%                      6.06%                      6.71%


*     UNLIKE THE FUND, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
      STATE.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund       3





(PAGE 3>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                    0.10%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN 30 DAYS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.60%

Shareholder services fee                                                  0.05%


Other expenses                                                            0.05%
--------------------------------------------------------------------------------

TOTAL                                                                     0.70%
--------------------------------------------------------------------------------


Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------


$72                                $224                                  $390                                  $871



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

4


(PAGE 4>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $170 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.1 trillion of assets under management, administration or custody, including approximately $612 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


Joseph P. Darcy has been the fund's primary portfolio manager since January 1996 and has been a portfolio manager at Dreyfus since May 1994.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund       5



(PAGE 5>

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                             YEAR ENDED MAY 31,


                                                                            2003       2002(1)      2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                      14.60       14.56       13.65       14.72       14.88

 Investment operations:  Investment income -- net                          .63(2)      .67(2)        .71         .70         .68

                         Net realized and unrealized
                         gain (loss) on investments                          .83         .29         .91      (1.01)       (.12)

 Total from investment operations                                           1.46         .96        1.62       (.31)         .56

 Distributions:          Dividends from investment income -- net           (.63)       (.67)       (.71)       (.71)       (.68)

                         Dividends from net realized gain on investments   (.15)       (.25)          --       (.05)       (.04)

 Total distributions                                                       (.78)       (.92)       (.71)       (.76)       (.72)

 Net asset value, end of period                                            15.28       14.60       14.56       13.65       14.72

 Total Return (%)                                                          10.30        6.69       11.98      (2.04)        3.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                     .70         .71         .70         .73         .72

 Ratio of net investment income to average net assets                       4.27        4.54        4.87        5.03        4.56

 Portfolio turnover rate                                                   47.21       51.69       32.21       34.09       58.49
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                 1,140,398   1,099,751   1,099,495   1,045,993   1,234,856


(1)   AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
      OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
      AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
      ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31,
      2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
      $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
      FROM 4.51% TO 4.54%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
      PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
      CHANGE IN PRESENTATION.

(2)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

6



(PAGE 6>

Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.

YOUR ORDER WILL BE PRICED at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

                               Initial               Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS               $2,500                $100
                                                     $500 FOR DREYFUS
                                                     TELETRANSFER INVESTMENTS

DREYFUS AUTOMATIC              $100                  $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating its NAV, the fund's investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Your Investment       7




(PAGE 7>

ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares


* the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares


IF YOU ARE SELLING OR EXCHANGING SHARES you have owned for less than 30 days, the fund may deduct a 0.10% redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).


Limitations on selling shares by phone or online through Dreyfus.com

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*     requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

8



(PAGE 8>

General policies


UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.


THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*     change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).


Small account policy


If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Your Investment       9

(PAGE 9>


DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions. The fund normally pays dividends once a month and capital gains distributions annually. Fund dividends and capital gains will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES that virtually all dividends paid to you will be exempt from federal and California personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

FOR CALIFORNIA PERSONAL INCOME TAX PURPOSES, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from California state income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


10



(PAGE 10>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              one Dreyfus fund into another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.





Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege


YOU CAN EXCHANGE SHARES worth $500 or more from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.


Dreyfus TeleTransfer privilege


TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express((reg.tm))  voice-activated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.



Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.

Your Investment       11




(PAGE 11>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds

   P.O. Box 55299, Boston, MA 02205-8553


           By Telephone

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900052384

   * the fund name

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900052384

* the fund name

* your account number

* name(s) of investor(s)


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds

P.O. Box 55263, Boston, MA 02205-8501


WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

12


(PAGE 12>

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)

            Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

Your Investment       13



(PAGE 13>

For More Information

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------
SEC file number:  811-3757

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2003 Dreyfus Service Corporation                                   928P1003



------------------------------------------------------------------------------

                DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
                     STATEMENT OF ADDITIONAL INFORMATION

                               OCTOBER 1, 2003

------------------------------------------------------------------------------



      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund"), dated October 1, 2003, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:



            Call Toll Free 1-800-645-6561
            In New York City -- Call 1-718-895-1206
            Outside the U.S. -- Call 516-794-5452


      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                              TABLE OF CONTENTS

                                                                        PAGE


Description of the Fund.................................................B-2
Management of the Fund..................................................B-17
Management Arrangements.................................................B-22
How to Buy Shares.......................................................B-25
Shareholder Services Plan...............................................B-26
How To Redeem Shares....................................................B-27
Shareholder Services....................................................B-29
Determination of Net Asset Value........................................B-33
Portfolio Transactions..................................................B-33
Dividends, Distributions and Taxes......................................B-34
Performance Information.................................................B-37
Information About the Fund..............................................B-38
Counsel and Independent Auditors........................................B-39
Appendix A..............................................................B-40
Appendix B..............................................................B-69



                           DESCRIPTION OF THE FUND


      The Fund is a Maryland corporation incorporated on May 3, 1983. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").


      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      CALIFORNIA MUNICIPAL BONDS. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State of California, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State of California personal income taxes (collectively, "California Municipal Bonds"). To the extent acceptable California Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bond and purchased and sold separately.

      The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.


     Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest up to 20% of the value of its net assets in such Municipal Bonds and, except for temporary defensive purposes, in other investments subject to Federal income tax.


CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.


      The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.


CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal
Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal
Bonds. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity.
The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.


RATINGS OF MUNICIPAL BONDS. The Fund will invest at least 80% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 20% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies, but it currently is the intention of the Fund that this portion of the Fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. The Fund may invest in short-term Municipal Bonds which are rated in the two highest rating categories by a Rating Agency. The Fund may also invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

      The average distribution of Fund investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended May 31, 2003, computed on a monthly basis, was as follows:


                                                                 Percentage of
       FITCH      or       MOODY'S         or         S&P             VALUE
------------------    ----------------         ----------------------------


   AAA                  Aaa                        AAA               69.7%
   AA                   Aa                         AA                  8.4%
   A                    A                          A                   9.4%
   BBB                  Baa                        BBB                 5.1%
   BB                   Ba                         BB                  2.5%
   F-1                  VMIG 1/MIG 1/P-1           SP-1/A-1            4.9%(1)
                                                                     ---------
                                                                     100.0%



      Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

----------------
1 Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Bonds rated Baa or better by Moody's or BBB or better by S&P or Fitch, are taken into account at the time of purchase for purposes of determining that the Fund's portfolio meets the 80% minimum quality standard discussed above.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date); pay-in-kind bonds which are debt securities which generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


      INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See " Lending Portfolio Securities."


      ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Bonds the interest from which gives rise to a preference item for the purpose of the alternate minimum tax. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund's assets may be invested in securities that are not exempt from California personal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

INVESTMENT TECHNIQUES

      The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.


      BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


      LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.


      DERIVATIVES. The Fund may invest in, or enter into, derivatives, such as options and futures, options on futures contracts, and swap transactions, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.


      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.
This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


      The Fund will not be a commodity pool. In addition, the Manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.


FUTURES TRANSACTIONS--IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.


SWAP TRANSACTIONS. The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk, manage duration and reduce portfolio turnover. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Municipal Bond or U.S. Treasury security. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

      The Fund will set aside cash or permissible liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or permissible liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.

      The most important factor in the performance of a swap agreement is the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement called for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

      The Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

      The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      The Fund will enter into swap transactions only when the Manager believes it would be in the best interests of the Fund's shareholders to do so. Depending on the circumstances, gains from a swap transaction can be treated either as taxable income or as short- or long-term capital gains.


OPTIONS--IN GENERAL. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options with respect to specific securities or futures contracts. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in the Prospectus or this Statement of Additional Information.

      FORWARD COMMITMENTS. The Fund may purchase Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


      Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      INVESTING IN MUNICIPAL BONDS. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


      INVESTING IN CALIFORNIA MUNICIPAL BONDS. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Bonds. You should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Bonds.


      LOWER RATED BONDS.   The Fund may invest up to 20% of the value of its
net assets in higher yielding (and, therefore, higher risk) debt securities rated below investment grade by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities.
Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

      The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities, in which the Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

      SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

      The Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Bonds (or other instruments with similar investment characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

      1. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

      7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

      12.   Invest in companies for the purpose of exercising control.

      For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.


                            MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian


BOARD MEMBERS OF THE FUND1


     Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Name  (Age)                      Principal Occupation
POSITION WITH FUND (SINCE)       DURING PAST 5 YEARS                          OTHER BOARD MEMBERSHIPS AND AFFILIATIONS
--------------------------       -------------------                          ----------------------------------------
Joseph S. DiMartino (59)         Corporate Director and Trustee               The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board                                                         Levcor International, Inc., an apparel fabric
(1995)                                                                          processor, DIRECTOR
                                                                              Century Business Services, Inc., a provider of
                                                                                 outsourcing functions for small and medium size
                                                                                 companies, DIRECTOR
                                                                              The Newark Group, a provider of a national
                                                                                market     of paper recovery facilities,
                                                                                paperboard mills and
                                                                                 paperboard converting plants, DIRECTOR

David W. Burke (67)              Corporate Director and Trustee               John F. Kennedy Library Foundation, DIRECTOR
Board Member                                                                  U.S.S. Constitution Museum, DIRECTOR
(1994)

Samuel Chase (71)                Corporate Director and Trustee               None
Board Member
(1983)

Gordon J. Davis (62)             Partner in the law firm of LeBoeuf, Lamb,    Consolidated Edison, Inc., a utility company,
Board Member                       Greene & MacRae LLP                           DIRECTOR
(1995)                                                                        Phoenix Companies, Inc., a life insurance company,
                                 President, Lincoln Center for the               DIRECTOR
                                   Performing Arts, Inc. (2001)               Board Member/Trustee for several not-for-
                                                                                 profit groups

Joni Evans (61)                  Senior Vice President of the William         None
Board Member                       Morris Agency
(1983)

Arnold S. Hiatt (76)             Chairman of The Stride Rite Charitable       Isabella Stewart Gardner Museum, TRUSTEE
Board Member                       Foundation                                 John Merck Fund, a charitable trust, TRUSTEE
(1983)                                                                        Business for Social Responsibility, CHAIRMAN

Burton N. Wallack (52)           President and co-owner of Wallack            None
Board Member                       Management Company, a real estate
(1991)                             management company


----------
1 None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.




      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times during the fiscal year ended May 31, 2003. The nominating, compensation and pricing committees did not meet during the last fiscal year.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                                                   Aggregate Holding of Funds
   NAME OF BOARD MEMBER          THE FUND        in THE DREYFUS FAMILY OF FUNDS
   --------------------          --------          ---------------------

      Joseph S. DiMartino         None                  Over $100,000
      David W. Burke              None                  Over $100,000
      Samuel Chase                None                  $1-$10,000
      Gordon J. Davis             None                  $1-$10,000
      Joni Evans                  None                  $1-$10,000
      Arnold S. Hiatt             None                  None
      Burton N. Wallack           None                  None


      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      The Fund typically pays its Board members an annual retainer of $4,500 and a fee of $500 per meeting attended and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended May 31, 2003, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2002, was as follows:

                                                       Total Compensation
                               Aggregate               From the Fund and
Name of Board                  Compensation            Fund Complex
MEMBER                         FROM THE FUND*          PAID TO BOARD MEMBER(**)
-----------------              ------------------      ------------------------

Joseph S. DiMartino            $8,750                  $815,938 (191)

David W. Burke                 $7,000                  $258,250  (87)

Samuel Chase                   $6,500                  $  47,750  (15)

Gordon J. Davis                $7,000                  $ 102,000 (26)

Joni Evans                     $6,500                  $  44,000  (15)

Arnold S. Hiatt                $7,000                  $  51,500  (15)

Burton N. Wallack              $7,000                  $  51,500  (15)
-----------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,239 for all Board members as a group.


** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.


OFFICERS OF THE FUND

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.  Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000. Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director - Mutual Fund
      Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.  Senior Accounting
      Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds
      Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER
      2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

      The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.



     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on September 5, 2003.


     As of September 5, 2003, the following shareholder was known by the Fund to own of record 5% or more of the outstanding voting securities of the Fund:
Charles Schwab & Co. Inc., Special Custody Account, 101 Montgomery Street, San Francisco, CA 94104-4122 (7.21%).


                             MANAGEMENT ARRANGEMENTS

     INVESTMENT Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.


     The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Fund.


     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are: Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


     The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks) securities dealers and other industry professionals in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid to the Manager for the fiscal years ended May 31, 2001, 2002 and 2003 amounted to $6,615,356, $6,666,099 and $6,673,238, respectively.


     The Manager has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

     DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


     TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


     The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES


     GENERAL. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.


     The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


     Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value per share, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value."

     DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for regular business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

     REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                           SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended May 31, 2003, the Fund paid the Distributor $514,995 under the Plan.



                              HOW TO REDEEM SHARES


     GENERAL. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through DREYFUS-AUTOMATIC Asset Builder(R) anD subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the DREYFUS-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     REDEMPTION FEE. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended May 31, 2003, the Fund retained $65,350 in redemption fees.



     No redemption fee will be charged on the redemption or exchange of shares
(1) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor,
(3) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time, or from time to time.


     CHECKWRITING PRIVILEGE. The Fund provides redemption checks ("Checks") to investors automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full or fractional shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


     WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


     DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."


     STOCK CERTIFICATES; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

     FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares exchanged out of the Fund where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


     To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     DREYFUS AUTO-EXCHANGE Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     DREYFUS-AUTOMATIC ASSET BUILDER(R). DREYFUS-AUTOMATIC Asset Builder(R) permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.



     DREYFUS GOVERNMENT DIRECT DEPOSIT Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

     DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     DREYFUS STEP PROGRAM. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in DREYFUS-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

     DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


     A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.


     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                        DETERMINATION OF NET ASSET VALUE

     VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee, are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                             PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds managed by the Manager or its affiliates.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended May 31, 2003. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay-out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.


     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of investment. Such a dividend or distribution would be a return of investment in an economic sense, as described herein. In addition, if a shareholder has not held the shares of a Fund for more than six months and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

     Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial positions") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.


                             PERFORMANCE INFORMATION


     The Fund's current yield for the 30-day period ended May 31, 2003 was 3.22%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     Based upon a combined 2003 Federal and California personal income tax rate of 41.05%, the Fund's tax equivalent yield for the 30-day period ended May 31, 2003 was 5.46%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax equivalent yield quoted above represents the application of the highest Federal and State of California marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 35.00% tax rate has been used. For California personal income tax purposes, a 9.30% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     The Fund's average annual total return for the one-, five- and ten-year periods ended May 31, 2003 was 10.30%, 6.03% and 5.55%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period July 26, 1983 (commencement of operations) to May 31, 2003 was 305.62%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance.

     From time to time, the after-tax returns of the Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Weisenberger/Thompson Financial, Lipper, Inc., Lipper Leader Ratings, Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                           INFORMATION ABOUT THE FUND

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege or to any automatic investment or withdrawal privilege described herein.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.



                                   APPENDIX A

           RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

RECENT DEVELOPMENTS

     STATE ECONOMY AND FINANCES. In January 2003, the Governor stated that the State faces the most serious fiscal challenge in its history, the national and State economies continue to languish, and no significant rebound is in sight and that the State has experienced the most dramatic decline in revenues since World War II. The decline in State revenues is attributable in large part to declines in personal income tax receipts, principally due to reduced stock market-related income tax revenues, such as capital gains realizations and stock option income, in a state that derives a large share of its revenue from a sharply progressive personal income tax. The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in Fiscal Year 2000-01 to $8.6 billion in Fiscal Year 2001-02, and to $5.2 billion in 2002-03, a total 70% decline. The severe drop in revenues was the principal cause of an $11.1 billion reduction in the balance of the General Fund from June 30, 2001 to June 30, 2002. Through the first quarter of 2003, the State's overall economy was stagnant, with slow growth projected for the balance of 2003 and moderate growth in 2004.

     In the budget for the fiscal year, July 1, 2002 to June 30, 2003, the Governor and the Legislature addressed the continuing decline in tax revenues primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans. By the fall of 2002, it became apparent that budgeted expenditures would exceed projected revenues, and the Governor convened a special session of the Legislature in December 2002 to consider corrective actions. The 2003-04 Governor's Budget (defined below), as proposed on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 Fiscal Years absent corrective action.

     The 2003-04 Governor's Budget (incorporating requests made in December
2002) called for budget actions totaling over $10.2 billion early in calendar year 2003 in order to achieve maximum savings. This total included $5.5 billion for Fiscal Year 2002-03. In March and April 2003, the Legislature passed revised budget adjustment legislation totaling about $6.9 billion in spending reductions, deferrals and funding transfers (including $3.3 billion for Fiscal Year 2002-03 and $3.6 billion for Fiscal Year 2003-04.) These amounts reflect the adoption of legislation to permit bonding of the State's prospective Fiscal Year 2003-04 payment to the Public Employees' Retirement System. Because the budget corrections enacted for Fiscal Year 2002-03 were lower than requested in the 2003-04 Governor's Budget, the budget deficit and cash shortfall of the State in 2002-03 increased.

     The Governor released the May Revision to the 2003-04 Governor's Budget on May 14, 2003 (the "May Revision"). The May Revision projected that while some corrective action was taken in March and April 2003, the pre-corrective action budget gap had increased to about $38.2 billion, primarily due to the cancellation of the sale of a tobacco securitization bond, lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. The budget proposals in the May Revision were significantly changed from the original 2003-04 Governor's Budget. In the May Revision, the Governor proposed to address the budget challenge in three phases:
(1) eliminate an estimated $10.7 billion budget deficit accumulated through June 30, 2003, by issuing bonds to be repaid from a temporary 1/2(cent) increase in the State sales tax, (2) balance the Fiscal Year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April), fund transfers and loans, and transfer (collectively, "realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for Fiscal Year 2004-05.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. During the current fiscal year, the State retired $7.5 billion of short-term obligations issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes ("RANs") that were scheduled to mature in June 2003. The State's cash flow projections released in January 2003 indicated that the short-term obligations, which matured in June 2003, could be repaid without rollover borrowings, but this assumed the Legislature would approve the full amount of the immediate budget reductions requested in the 2003-04 Governor's Budget. As those actions were delayed and ultimately adopted in lower amounts, together with the cancellation of the $2 billion sale of tobacco settlement securitization bonds, it became evident that additional cash flow borrowing would be required in June 2003.

     On June 18, 2003, the State issued $10.965 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing. This borrowing provided cash resources necessary to pay the State's obligations in June 2003 (including the matured $12.5 billion of RANs) and during the summer of 2003, after the start of the fiscal year that began on July 1, 2003. The May Revision projects that, absent the receipt of the $11 billion RAWs proceeds, the State had a cash shortfall of about $2.5 billion at June 30, 2003.

     On June 20, 2003, one element of the May Revision proposal was implemented with the determination that there were insufficient General Fund moneys available to continue to fund any portion of the vehicle license fee offsets to local governments. As a result, the vehicle license fee payable by taxpayers will return within 90 days to the pre-1999 level.

STATE INDEBTEDNESS

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including RANs and RAWs, when due.

      CAPITAL FACILITIES FINANCING.

     GENERAL OBLIGATION BONDS. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of May 1, 2003, the State had outstanding approximately $29.7 billion aggregate principal amount of long-term general obligation bonds and unused voter authorizations for the future issuance of approximately $24.9 billion of long-term general obligation bonds, including up to approximately $13.1 billion of general obligation bonds authorized to be issued initially as commercial paper notes and approximately $11.8 billion of other authorized but unissued general obligation bonds.

     The general obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds on April 15, 2003. Additional variable rate bonds are expected to be sold in Fiscal Year 2003-04.

     Substantial new bond authorizations were approved by the voters in March 2002 ($2.8 billion) and November 2002 ($18.6 billion). The Legislature has approved another $22 billion of bond authorizations to be placed on the ballot in 2004.

     COMMERCIAL PAPER PROGRAM. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $2.0 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of May 1, 2003, the finance committees had authorized the issuance of up to approximately $13.1 billion of commercial paper notes; as of that date approximately $149 million aggregate principal amount of general obligation commercial paper notes was outstanding.

     LEASE-PURCHASE Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. The State had approximately $6.7 billion General Fund-supported lease-purchase debt outstanding at May 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $4.1 billion authorized and unissued as of May 1, 2003. In addition, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

     NON-RECOURSE Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had approximately $42.6 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of December 31, 2002.

     CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year.

     The State issued $5.7 billion of 2001-02 RANs on October 4, 2001 that matured on June 28, 2002. To provide additional cash resources necessary to pay the State's obligations at the end of June 2002 and into the first few months of Fiscal Year 2002-03, the State issued $7.5 billion of RAWs ("2002 RAWs"). The 2002 RAWs were repaid in October and November 2002.

     The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in Fiscal Year 2002-03, including repayment of the 2002 RAWs issued in June 2002. While the State believed when the 2002 RANs were issued that it would have sufficient cash resources in June 2003 to pay the debt service due, circumstances since that time had reduced the State's cash position to such an extent that the debt service could not be paid without further borrowing. The State covenanted in its Resolution for issuance of the 2002 RANs to use its best efforts to issue RAWs if necessary to pay the 2002 RANs. Accordingly, the State issued $10.965 billion of RAWs on June 18, 2003 to provide enough additional cash to pay the debt service due on the 2002 RANs and to pay other State obligations that came due in June 2003 and in the first months of Fiscal Year 2003-04.

     The original cash flow estimates for the 2002-03 Fiscal Year reflect the receipt of $6.6 billion from the sale of Department of Water Resources ("DWR") power revenue bonds in November 2002 and $2.5 billion from the sale of tobacco litigation settlement payments in January 2003. The following major factors, however, have resulted in the reduction of the cash flow estimates as the year has progressed: (i) enactment by the Legislature of mid-year budget reductions in lower amounts than requested by the Governor; (ii) cancellation of the second part of the planned sale of $2.0 million of tobacco settlement securitization bonds, and (iii) higher than expected expenditures for health and social services and correctional programs due to higher caseloads/population. These negative factors were partially offset by recognition of about $1.1 billion of additional internal borrowable resources.

     The State issued $10.965 billion of 2003 RAWs (the "2003 RAWs") on June 18, 2003. The 2003 RAWs will all mature on June 16, 2004. Cash flows prepared by the Department of Finance, based upon the May Revision, project that there will be sufficient available monies in the General Fund to repay the 2003 RAWs at maturity. This projection depends upon enactment of the 2003-04 Budget and associated legislation substantially as proposed by the Governor, including the issuance of deficit financing bonds. On the maturity date of the 2003 RAWs, payment of principal of and interest on the 2003 RAWs is subject to the prior application of moneys in the General Fund to pay priority payments.

     If it appears to the State that there will be insufficient available money in the General Fund to pay the 2003 RAWs at maturity, the State has agreed to use its best efforts to offer for sale at competitive bid and issue refunding warrants to pay the 2003 RAWs in full. While no assurance can be given that the State would be able to sell refunding warrants, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets.

     If the State were unable to issue refunding warrants in sufficient amounts, the State may decide to borrow under seven forward warrant purchase agreements which the State has entered into with seven financial institutions ("Participants"), on a several and not joint basis (the "Forward Purchase Agreements"), which will enable the State to borrow up to $11.2 billion (to cover principal and accrued interest) to obtain additional cash resources to pay the principal of and interest on the 2003 Warrants on their maturity date. The Forward Purchase Agreements do not constitute a guaranty of the 2003 RAWs and contain certain conditions that must be met in order for the State to obtain advances of funds from the Participants. If the State draws upon the Forward Purchase Agreements, it will deliver to the Participants registered warrants due immediately and without a maturity date. Repayment by the State of the registered warrants issued to Participants is subordinate, in rank of the use of available cash resources on any day, to payment of other priority payments including debt service on general obligation bonds. However, the issuance of such registered warrants will severely restrict the State's cash management flexibility.

STATE FINANCES

     THE BUDGET Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

     THE GENERAL FUND. The monies of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

     INTER-FUND BORROWINGS. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of May 31, 2003, $11.0 billion of outstanding loans from the SFEU or other special funds was used to pay expenditures of the General Fund. As of May 31, 2003, the State had $12.5 billion of short-term external loans that were scheduled to mature in late June 2003.



     INVESTMENT OF FUNDS. Monies on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of April 30, 2003, the PMIA held approximately $7.3 billion of State monies and $22.6 billion of monies invested for about 3,039 local governmental entities.

     PENSION TRUSTS. The three principal retirement systems in which the State participates are the California Public Employees' Retirement System ("CalPERS"), the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS").

     According to CalSTRS, its investment portfolio market value as of July 31, 2002 was $92.6 billion compared to $103.0 billion as of July 31, 2001. CalPERS reports that its investment portfolio market value as of July 31, 2002, was $135.5 billion, compared to $155.3 billion as of July 31, 2001. The excess of actuarial value of assets over actuarial accrued liabilities of CalPERS and CalSTRS as of June 30, 2002 (June 30, 2001 for CalSTRS) was $6.7 billion and $(2.2) billion ($11.5 billion for UCRS as of June 30, 2002). The declines in investment portfolio value will adversely affect the foregoing data when new actuarial calculations are made later in 2003.

     The State's contribution to the CalPERS and the UCRS are actuarially determined each year, while the State's contribution to the CalSTRS is established by statute. Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in 2000-01 to $2.2 billion in 2003-04.

     WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law was operative through June 30, 2003. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how the State's TANF funding will be affected by reauthorization.

     The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-04 CalWORKs caseload is projected to be 514,000, up from 511,000 cases in 2002-03. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

     In 2003-04, California will continue to meet, but not exceed, the Federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF block grant and TANF MOE amounts, the May Revision proposes to suspend the statutory cost-of-living adjustment for cash grants. The May Revision proposes a one-time augmentation of $156.9 million for employment services to enable recipients to leave aid and become self-sufficient. The May Revision proposes total CalWORKs-related expenditures of $7.0 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The May Revision includes a TANF reserve of $270 million, which is available for unanticipated needs in any program for which TANF block grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. For Fiscal Year 2003-04, CalWORKs assistance payments, administration, and employment services are proposed for realignment. Under this proposal, the county share-of-cost for assistance payments would increase from 2.5% to 30%, totaling $782.3 million, and counties would be given a 30% share-of-cost for administration and employment services, totaling $358.8 million, along with a dedicated revenue stream.

     The entire statewide welfare system has been changed in response to CalWORKs, pursuant to which counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     LOCAL GOVERNMENTS. The primary units of local government in the State are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 477 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-14 education. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2002 Budget Act expanded such transfers to temporarily include community redevelopment agencies that were not included in the original transfers. These agencies will have to pay $75 million to schools in 2002-03. The May Revision proposes to increase this payment to $250 million in 2003-04 with the amount increasing over time until schools receive the amount of property taxes that would have been received in the absence of redevelopment, estimated at approximately $1.25 billion. In addition, the mid-year spending reduction proposals included the transfer of $500 million of unencumbered housing funds from redevelopment agencies to school districts in 2002-03 only.

     The 2002 Budget Act and related legislation continue to provide significant assistance to local governments, including $308 million for various local public safety programs, including $116.3 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $116.3 million for county juvenile justice and crime prevention programs, $18.5 million for local law enforcement technology grants, $18.5 million to 37 specified small and rural county sheriffs' departments, and $38.2 million for reimbursement of jail booking fees. The May Revision proposes to continue funding for these programs at these levels for COPS, juvenile justice, rural law enforcement and local law enforcement technology grants, as well as to provide $40.15 million for open space subvention reimbursements to cities and counties, for a total of $310 million for local public safety programs in 2003-04.

     A program to offset a portion of the vehicle license fees paid by vehicle owners was established in 1998. The amount of this offset has increased from 25% in 1999 to the current level of 67.5%. This offset is expected to provide tax relief of $3.985 billion in 2002-03. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. As the amount paid by taxpayers has been reduced, however, the amount backfilled by the General Fund has increased. On June 20, 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the vehicle license fee offsets to local governments. Accordingly, the vehicle license fees paid by taxpayers will return within 90 days to the pre-1999 level. This action will reduce General Fund expenditures by about $4.2 billion in Fiscal Year 2003-04 and result in a reduction of approximately $825 million in transfers to local governments if alternate funding is not provided to cover the period of time needed for the Department of Motor Vehicles to phase out the offset from vehicle registration bills.

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resource form the counties in 2002-03.

     REPAYMENT OF ENERGY LOANS. The DWR borrowed money from the General Fund for its power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

     The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Constitutionally, the State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

     State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

     The following table shows the Appropriations Limit for 1999-00 through 2003-04. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there are no excess revenues for the combined Fiscal Years 1999-00 and 2000-01. As of the release of the May Revision, the Department of Finance projects the Appropriations Limit to be $18.347 billion and $10.984 billion under the Appropriations Limit in Fiscal Years 2002-03 and 2003-04, respectively.

                              State Appropriations
                                      Limit
                                   (Millions)


                               1999-00   2000-01    2001-02   2002-03   2003-04

State Appropriations Limit      $50,673 $54,073     $59,318  $59,591   $61,724*
Appropriations Subject to      (51,648)  (51,648)   (40,953)*(41,244)* (55,740)*
Limit

Amount (Over)/Under Limit        $(975) $ 2,425    $18,365*  $18,347*  $10,984*

------------------
*Estimated/Projected.

SOURCE:  State of California, Department of Finance.

      CONSTRAINTS ON THE BUDGETARY PROCESS. Over the years, a number of laws and Constitutional amendments have been enacted, which restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature and Governor's discretion in enacting budgets.

      An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. Beginning with Fiscal Year 2004-05, and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using May 2003 data, Fiscal Year 2000-01 is the base year.) Since non-Proposition 98 General Fund appropriations proposed in the May Revision are $3.95 billion below the "trigger" amount, the initiative is unlikely to require implementation of the funding increase for several years. By comparison, the May Revision includes about $121.6 million for these programs, $428.4 million below the amount that the initiative would require if the full funding increase were in effect.

      A proposed amendment to the State Constitution ("ACA 11") will appear on the March 2004 ballot, and would require the annual transfer of a portion of General Fund revenues to the Twenty-First Century Infrastructure Fund to fund State and local infrastructure projects. Under the proposed amendment, beginning in 2006-07, 1% of General Fund revenues would be transferred to the fund, if General Fund revenues meet specified levels. This transfer could increase annually until it reaches a maximum of 3% by 2013-14. The proposal contains specific triggers that protect the General Fund when certain inflation adjusted revenue levels are not met. The proposal also contains provisions that limit the transfer amount based on debt service or qualified education spending relative to revenue growth. While ACA 11 could result in significant transfers of General Fund revenues to the Twenty-First Century Infrastructure Investment Fund, it is unlikely that the necessary conditions will be met for several years. The yearly increase also would likely be delayed most years with the result that transfers would not reach the 3% level by 2013-14. Based on revenue projections in the May Revision and a yearly inflation rate of 2.9%, the first transfer would be approximately $1 billion in 2010-11 and would not grow for many years. One aspect of this proposed amendment would be to automatically set aside a portion of one-time revenue windfalls for one-time infrastructure expenditures.

      PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (1) in general, a fixed percent of General Fund revenues ("Test 1"); (2) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living and enrollment ("Test 2"); or (3) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

      The Proposition 98 guarantee is funded from two sources: local property taxes and General Fund. Any amount not funded by local property taxes is funded by the General Fund.

      Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,638 and $6,869 per-pupil in Fiscal Years 2002-03 and 2003-04, respectively. These amounts are 52% and 57% above the 1994-95 level ($4,351 per-pupil).

      Although total revenues (General Fund subject to the State Appropriations limit ("SAL") and local property taxes) have increased steadily since 1994-95, the projected level of General Fund SAL revenue decreased $324 million from the Governor's Budget estimates ($65.088 billion to $64.764 billion). The combined effect of this decrease in revenue, an increase in average daily attendance (from 1.48% to 1.75%) and a $401 million decrease in anticipated local revenue (from $15.013 billion to $14.612 billion), has increased the calculation of the General Fund share of the minimum K-14 funding level $317 million for 2002-03 (from approximately $28.9 billion to approximately $29.2 billion). The revised 2002-03 Proposition 98 appropriations of $29.337 billion reflect $2.6 billion of enacted mid-year reductions. Because of a combination of factors, the minimum guarantee decreased $84 million (from $43.911 billion to $43.827 billion), resulting in a $122.3 million overappropriation in the current year.

      The revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.385 billion. The General Fund share of the guarantee will increase approximately $392 million, from $29.3 billion in 2002-03 to $29.7 billion in 2003-04. Proposed total funding for K-14 education provides a funding level of approximately $45.6 billion ($6,869 per K-12 pupil), an increase of 3.5% compared to the revised 2002-03 level.

      TOBACCO LITIGATION. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustments) over 25 years. Under the MSA half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045.

      The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually. During Fiscal Year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. The May Revision forecasts payments to the State totaling $474 million and $174 million in 2002-03 and 2003-04, respectively, which will be deposited in a special fund to pay certain health care costs.

      State statutory law allows the issuance of revenue bonds to generate $4.5 billion for the General Fund during Fiscal Year 2002-03 secured by the MSA revenues received by the State beginning in Fiscal Year 2003-04. An initial sale producing $2.5 billion in revenue was completed in January 2003. The second part of the sale, originally scheduled in April 2003, has been cancelled because of uncertainties in the market for the bonds.

SOURCES OF TAX REVENUE

      The May Revision includes the following General Fund revenue proposals: (i) a one-year suspension of the teacher retention tax credit estimated to generate $175 million in 2003-04; (ii) a loan to the General Fund of any excess sales tax revenues on gasoline, estimated to generate $87 million in 2003-04; and (iii) a one-year suspension of the natural heritage preservation tax credit and Employment Development Department participation in the Treasury Offset Program, estimated to generate $15 million in 2003-04.

     To fund the transfer of responsibility for various programs proposed for realignment, the May Revision proposes the following tax increases, which would not be deposited in the General Fund: (i) adding a 10.3% personal income tax bracket at $150,000 for single filers and $300,000 for joint filers, estimated to generate $1.56 billion in 2003-04; and (ii) a 23(cent) per pack increase in the tobacco excise tax estimated to generate $267 million in 2003-04. The May Revision also proposes an additional 40(cent) per pack increase in 2004-05.

      PERSONAL INCOME TAX. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3%. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the Federal AMT. The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers pay 39.5% of the total personal income tax.

      Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last half of the 1990s. These two income sources contributed almost a quarter of all General Fund tax revenue in 2000-01, a dramatic increase from their 5.6% share in 1995-96. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility. Just as the State's remarkable revenue growth was driven by stock market related gains, the current drop-off largely reflects the market's decline. The May Revision forecast estimates that capital gains realizations and stock options accounted for roughly 12% of General Fund tax revenues in 2001-02, and will account for about 7.5% in 2002-03 and in 2003-04.

      SALES TAX. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to Federal law, out-of-state sales to Californians over the Internet are not taxed by the State at this time.

     The breakdown of the basic 7.25% rate imposed on a statewide basis in 2002 is as follows: (i) 5.0% represents the General Fund tax rate; (ii) 2.0% is dedicated to cities and counties; and (iii) 0.25% is dedicated to county transit systems. The May Revision proposes a temporary 1/2(cent) sales tax increase beginning October l, 2003. The revenues from this tax would be dedicated to the repayment of deficit financing bonds anticipated to be issued in 2003-04, and the tax would automatically cease when the bonds are retired.

      Legislation enacted as part of the 2001-02 Budget provided that 0.25% of the basic 5.00% State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve is expected to exceed 3% of revenues in that fiscal year and (2) actual revenues for the period May 1 through September 30 equal or exceed the revised forecast in May. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions
(1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 or 2003. The May Revision forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2004.

      CORPORATION TAX. Corporation tax revenues are derived from the following taxes:

      1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

      2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

      3. The AMT is similar to that in Federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

      4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

      5.    Sub-Chapter S corporations are taxed at 1.5% of profits.

      The May Revision continues to include the 2003-04 Governor's Budget proposals to (i) prevent banks from utilizing regulated investment companies to avoid California tax by improperly sheltering income; (ii) clarify that the Manufacturers' Investment Credit ("MIC") is intended to apply to manufacturing activities as specified in the Standard Industrial Code; (iii) extend the sunset date of the MIC; and (iv) clarify that current law does not allow Subpart F income to be excluded from a water's edge combined report. These proposals are estimated to generate $95 million of additional revenue in 2003-04, if approved by the Legislature.

      INSURANCE TAX. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

      OTHER TAXES. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

      The California estate tax is based on the State death tax credit allowed against the Federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminates it beginning in 2005. The provisions of this Federal act sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

      SPECIAL FUND REVENUES. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco product; (ii) charges for special services to specific functions, including such items as business and professional license fees; (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties); and (iv) motor vehicle related taxes and fees, which accounted for about 41% of all special fund revenues and transfers in 2001-02. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees.

      VEHICLE LICENSE FEE. Vehicle-license fees, over and above the costs of collection and refunds authorized by law, are Constitutionally defined local revenues. Chapter 322, Statutes of 1998 ("Chapter 322"), established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25% beginning January 1, 1999. Later legislation increased the offset to 35% for 2000 and the first half of calendar year 2001, and to 67.5% after July 1, 2001. These offset levels are expected to reduce vehicle license fee revenues by $3.985 billion in Fiscal Year 2002-03.

      TAXES ON TOBACCO PRODUCTS. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87(cent) per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50(cent) per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax
Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of $1.00 per pack.

     The May Revision proposed a two-step per pack excise tax increase. On July 1, 2003, the excise tax per pack would have increased 23(cent), to $1.10. Only July 1, 2004, the excise tax per pack would increase an additional 40(cent), to $1.50. These proposals would also increase the tax on other tobacco products, beginning July 1, 2004, at a rate equivalent to the 23(cent) per pack tax increase on cigarettes, and beginning July 1, 2005, at a rate equivalent to the 40(cent) per pack tax, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

      Following a severe recession beginning in the early 1990's, the State's financial condition improved markedly during the fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

      The economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-00 the General Fund tax revenues (a total of more than $16 billion over these 5 years) exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 to make up shortfalls from reduced Federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditures.

      The 2002-03 Budget released on January 10, 2002 provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates, with revenues of $71.4 billion. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR power supply program. (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

      The final estimate of Fiscal Year 2001-02 revenues and expenditures, included in the 2003-04 Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2001-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002 resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

      Within a few months of the start of Fiscal Year 2001-02, the State recognized that economic growth and stock market levels were not meeting projections, and that the revenues were falling below projections. An immediate spending freeze for many State agencies was imposed in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for Fiscal Year 2001-02 in January 2002. Despite these steps, as noted above, the State ended the fiscal year in a substantial deficit.

      The 2001 Budget Act altered the six-year transportation-funding plan started in Fiscal Year 2000-01. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during Fiscal Years 2003-04 to 2007-08. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over Fiscal Years 2001-02 and 2002-03. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the 2001 Budget Act compromise was an agreement to place on the March 2002 statewide ballot a Constitutional amendment that would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

CURRENT STATE BUDGETS

      The discussion below of the Fiscal Year 2002-03 budget and the proposed Fiscal Year 2003-04 budget are based on the State's estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

      FISCAL YEAR 2002-03 BUDGET. The 2002-03 Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, there was a projected combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

      The May revision to the 2002-03 Budget, released in May 2002, projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over Fiscal Years 2001-02 and 2002-03. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

      The 2002 Budget Act was signed by the Governor on September 5, 2002. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes including the following:

      1. Program cost savings in Fiscal Years 2001-02 and 002-03 totaling about $7.458 billion, some of which will not be realized.

      2.    The receipt of $4.5 billion in 2002-03 from the securitization
(sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale was scheduled to close in two segments. The first sale closed in January 2003, producing General Fund revenues of $2.5 billion. The second sale was expected to occur in April 2003 and generate up to $2.0 billion of General Fund revenues, but that sale has been cancelled because of unsettled market conditions.

      3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds. These long-term loans are not included in reports of inter-fund borrowing.

      4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

      5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the net operating loss provisions in current law.

      6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals were not expected to significantly impact underlying programs.

      7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from the State's debt restructuring plan to amortize the State's long-term debt to more closely approximate level annual debt service costs rather than the level annual principal. The plan also included the issuance of refunding debt to pay selected maturities of general obligation bonds due between February 2002 and June 2004. The savings identified here are from the first of two phases of refunding bonds; the second phase will reduce costs in Fiscal Year 2003-04.

      8. Anticipated increases in Federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion.

      9. Additional revenue of $1.651 billion in 2002-03 due to Federal tax conformity and tax compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6% to 9.3% ($400 million); and suspending the teacher retention credit for one year ($170 million).

      10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

      The revenue estimates have proved to be substantially overstated, as expected economic recovery has not occurred, among other factors. Based on revised estimates in the May Revision, revenues and transfers in 2002-03 will be $70.8 billion, with expenditures of $78.1 billion, resulting in a cumulative budget deficit through June 30, 2003, of about $10.7 billion. As part of the May Revision, the Governor proposed to eliminate that deficit by issuing long-term bonds, and the Administration accordingly has accrued the bond proceeds in Fiscal Year 2002-03, so that the estimate for the June 30, 2003 SFEU balance was effectively zero.

      Within a few months after the 2002 Budget Act was adopted, it became evident that economic growth, which had been expected to accelerate in the second half of 2002 and into 2003, was instead remaining stagnant, with net job losses statewide. As a result, revenue projections for Fiscal Year 2002-03 were substantially overstated. In mid-November 2002, the Legislative Analyst Office issued a report (the "LAO Report") indicating that, absent corrective actions, the General Fund would have a budget deficit of about $6.1 billion by the end of Fiscal Year 2002-03 (compared to the $1 billion reserve balance predicted in the 2002 Budget Act) and a cumulative budget deficit over $21 billion by the end of Fiscal Year 2003-04. Furthermore, even given accelerating economic growth in 2003 and beyond (which is not assured), there would, unless corrective action were taken, continue to be a substantial deficit between revenues and expenditures, in a potential range from $12-16 billion annually, through at least Fiscal Year 2007-08.

      Shortly after the LAO Report was released, the Governor announced a projected substantial budget gap in 2002-03 and 2003-04 and called a special session of the Legislature to begin on December 9, 2002 to consider legislation for mid-year spending cuts and other budgetary actions. On December 6, 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion ($5.5 billion for 2002-03).

      The Legislature passed budget adjustment legislation in March and April, 2003, totaling about $6.9 billion in spending reductions, deferrals and funding transfers ($3.3 billion for 2002-03 and $3.6 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into Fiscal Year 2003-04) is for K-12 education funding. The totals reflect the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System.

      FISCAL YEAR 2003-04 BUDGET. The 2003-04 Budget, released on January 10, 2003 (the "2003-04 Budget"), projected a significant downward revision in State revenues as a result of the longer than expected economic recovery.
The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26% in 2001-02 and are expected to decline by another 0.5% in 2002-03. As a result, the State projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.

      The 2003-04 Budget projected revenues for the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.

      The State proposed the following major actions to close the $34.6 billion budget shortfall for Fiscal Years 2002-03 and 2003-04 combined:

1. Expenditure reductions totaling $20.7 billion. This amount included reductions of $6.2 billion for K-12 education, $2.1 billion for higher education, $3.3 billion for health and human services, and $2.7 billion for general government. This amount also included $4.2 billion of savings from reducing the vehicle license fee backfill to cities and counties.

2. General Fund savings totaling $8.2 billion due to the realignment of various programs, including Mental Health and Substance Abuse, Children and Youth, Healthy Communities, Long-Term Care and Court Security. Under realignment, the responsibility for these programs would be transferred to the cities and counties, and the State-local cost ratios for some programs would be changed. Realignment was estimated to cost counties and trial courts $8.3 billion. However, the Budget also proposed revenue increases to support the increased financial obligations of counties under realignment ($4.6 billion from a 1(cent) sales tax increase, $2.6 billion from the addition of 10% and 11% personal income tax brackets, and $1.2 billion from a $1.10 cigarette tax increase).

3. Fund shifts from the General Fund to other fund sources totaling $1.9 billion.

4. Transfers and other revenue of $2.1 billion. This amount included $1.5 billion from revenue sharing agreements that are anticipated to result from compact negotiations with the Indian tribes.

5. Loans and borrowing of $1.7 billion. This amount included $1.5 billion form pension bonds or a loan to fund certain 2003-04 retirement obligations.

      The LAO Report estimated the two-year budget gap to be around $26 billion, as compared to the Governor's estimate of $34.6 billion. About $3 billion of the difference was attributed to somewhat more optimistic economic and revenue forecasts compared to the Department of Finance. The balance of the difference, about $5.5 billion, represented a difference in methods and timing by which the two agencies identified future spending requirements; this difference does not impact actual budgetary solutions, as the Governor had proposed spending reductions to offset the higher estimate of program requirements.

      On May 14, 2003, the Governor released the May Revision, which provided the latest revenue and economic forecasts, and revised budget proposals for Fiscal Year 2003-04. The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the Governor's Budget estimate of $73.1 billion. This results mostly from loss of $2 billion of revenues due to the cancellation of the sale of tobacco securitization bonds in April 2003. Otherwise, tax revenues for the second half of 2002-03 have been very close to the Governor's Budget projections, with some weakness in personal income tax offset by stronger than projected corporation tax receipts. Personal income tax withholding, however, which can be indicative of future economic performance, has been slightly above earlier projections. The May Revision, therefore, has slightly increased the projections for tax revenues for 2003-04.

      As a result principally of the loss of the tobacco securitization proceeds, the lost opportunities for savings because of legislative action in lower amounts than requested by the Governor and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision has increased the estimated budget gap from $34.6 billion to $38.2 billion. The Governor made a number of fundamental changes in the May Revision from his earlier budget proposals. The most significant changes are the following:

      1. A proposal to eliminate $10.7 billion of the accumulated budget deficit as of June 30, 2003 by issuing bonds during Fiscal Year 2003-04. The bonds would be repaid from a temporary 1/2(cent) sales tax increase estimated to generate about $1.7 billion in 2003-04 and $2.4 billion in 2004-05.

      2. Elimination of most of the local government realignment proposal, leaving only about $1.7 billion for transfer of certain mental health, child abuse prevention and child welfare and adult welfare programs to counties.
To fund this shift, the Governor proposed increases in tobacco taxes of 23(cent) per pack in 2003-04 and an additional 40(cent) per pack in 2004-05, and the creation of a single new 10.3% personal income tax bracket for the highest income taxpayers. The remainder of the realignment proposals are under consideration in the 2003 legislative session for implementation in 2004-05.

      3. Reduction of about $2 billion from the total program cuts and savings, allowing restoration of funding for a number of education, public safety and health programs. The May Revision continued to assume $4.2 billion of savings in 2003-04 from not funding vehicle license fee offsets. On June 20, 2003, it was determined that insufficient General Fund monies were available to fund any portion of the vehicle license fee offsets to local governments, and as of that date the offsets were suspended.

      4. A variety of other proposals for funding shifts, transfers and borrowing (aside from the deficit financing bonds) remain in the May Revision proposals. This includes the previously-mentioned pension bond issue, now estimated in the amount of $1.9 billion. The pension bonds have been authorized in statute, and by the Pension Bond Committee, which is the issuer of such bonds. A validation lawsuit is underway.

ECONOMY AND POPULATION

      ECONOMY. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector. From January 2002 to May 2002, employment grew by about 79,000 jobs as the State began to recover.
The recovery stalled at mid-year, however, and the economy was sluggish in the second half of 2002, with unemployment varying narrowly between 6.6% and 6.9% and employment falling by about 38,000 between May 2002 and April 2003.

      The California economy has tracked the national economy quite closely in the last year. Both economies have been sluggish. From April 2002 to April 2003, nonfarm payroll employment fell by 0.1% in the State and 0.3% in the nation. Over that year, state unemployment varied narrowly, never exceeding 6.9 % or falling below 6.6%. The national unemployment rate also was steady but averaged about 0.9% below the State rate. Economic output, however, appears to be growing in both the nation and California. The U.S. Commerce Department recently estimated that total wages and salaries of California workers grew by 2.1% from the fourth quarter of 2001 to the fourth quarter of 2002. (From the fourth quarter of 2000 to the fourth quarter of 2001, they fell by 1.6%). In addition, personal state income tax withholdings were up 4.0% in the first four months of 2003 from a year earlier. State sales tax revenues also increased over that period.

      POPULATION AND LABOR FORCE. The State's July 1, 2002 population of over 35 million represented over 12% of the total United States population.

      California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48% of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.

      The following table shows California's population data for 1994 through 2002.

                             Population 1994-02*

                                                                    California
                         % Increase      United       % Increase      as % of
          California        Over         States          Over         United
 Year     Population   Preceding Year  Population   Preceding Year   States *

 1994     31,523,080         0.7%      263,125,821        1.2%         12.0
 1995     31,711,094        0.6        266,278,393        1.2          11.9
 1996     31,962,050        0.8        269,394,284        1.2          11.9
 1997     32,451,746        1.5        272,646,925        1.2          11.9
 1998     32,861,779        1.3        275,854,104        1.2          11.9
 1999     33,417,247        1.7        279,040,168        1.2          12.0
 2000     34,036,376        1.9        282,224,348        1.1          12.1
 2001     34,698,173        1.9        285,317,559        1.1          12.2
 2002     35,301,480        1.7        288,368,698        1.1          12.2

----------------
*Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

      The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2002.

                              Labor Force 1993-02

                     LABOR FORCE TRENDS              UNEMPLOYMENT RATE (%)
                     -------------------             ---------------------
                        (in Thousands)
     YEAR        LABOR FORCE      EMPLOYMENT       CALIFORNIA     UNITED STATES

     1993           15,360          13,918             9.4%             6.9%
     1994           15,450          14,122            8.6              6.1
     1995           15,412          14,203            7.8              5.6
     1996           15,520          14,400            7.2              5.4
     1997           15,960          14,954            6.3              4.9
     1998           16,336          15,367            5.9              4.5
     1999           16,596          15,732            5.2              4.2
     2000           16,884          16,049            4.9              4.0
     2001           17,183          16,260            5.4              4.8
     2002           17,405          16,242            6.7              5.8
SOURCE:  State of California, Employment Development Department.

      While few jobs are currently being created in the State, growing wages and salaries and personal income tax withholdings suggest that economic output is increasing. Job growth may remain slow for the rest of 2003 before picking up in 2004. Some industries still have too much capacity, dampening prospects for a strong recovery in the near-term. Moreover, if productivity continues to grow as quickly as in the last year, improvement in the labor markets will likely come first in the form of fewer layoffs and longer workweeks for employed workers. Actual employment gains will trail behind, and declines in the unemployment rate will come even later.

LITIGATION

      The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

      ACTIONS SEEKING FLOOD-RELATED DAMAGES. In January 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for December 1, 2003.

      PATERNO V. STATE OF CALIFORNIA, is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the Court of Appeal, and briefing is completed.

      TAX REFUND CASES. The State is involved in the appeal of two refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., and CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. which have been consolidated for appeal as MCLANE/SUNEAST, ET AL V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which established the Children and Families Commission and local county commissions and increased the excise tax on tobacco products to fund early childhood development programs. Plaintiffs contend that Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. This appeal follows judgment in favor of all defendants as to all counts. There is exposure as to the entire $750 million per year collection under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved. This appeal follows judgment in favor of all defendants as to all counts, and on June 10, 2003 the appellate court affirmed that judgment. It is not known whether plaintiffs will seek Supreme Court review of this decision.

      Four pending cases (GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD; FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD; MICROSOFT CORPORATION V. FRANCHISE TAX BOARD AND MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD) allege that the corporate tax deduction for dividends received that is based on the amount of the dividend-paying corporation's income subject to California franchise taxes violates the commerce clause of the United States Constitution. In two of these cases, GENERAL MOTORS and FARMER BROTHERS, the trial courts determined there is a violation of the commerce clause. Both of the decisions have been appealed. An appellate court decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million.

      Five pending cases challenge, as a violation of the due process and commerce clauses of the United States Constitution, the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligations. These cases include THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD; TOYS "R" US, INC. V. FRANCHISE TAX BOARD; MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (as described above); GENERAL MOTORS CORPORATION V. FRANCHISE TAX BOARD (as described above); and MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD (as described above). The trial courts in GENERAL MOTORS and THE LIMITED STORES ruled in favor of the Franchise Tax Board on this issue, and the plaintiffs have appealed that decision in that case. The trials in TOYS "R" US, INC. and MICROSOFT CORPORATION are complete and post-trial briefing is underway in both cases. Other taxpayers have raised the same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million.

      In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BD OF EQUALIZATION, 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" and exempt from sales and use taxes. The State Board of Equalization (the "SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of internal feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

      In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3, BEZAIRE, ET. AL., REAL PARTIES IN INTEREST, Orange County has appealed a trial court judgment that the assessor's office, received property taxes from two taxpayers in excess of the Constitutional amounts collectable under Proposition 13. The legal claim in this class action lawsuit focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The trial court's judgment will bind only Orange County and its assessor's office; however, the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

      TOBACCO SETTLEMENT REVENUE CHALLENGES.  In FORCES ACTION PROJECT ET AL.
V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the MSA as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. The court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue, and also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment of the United States Constitution. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims, and following remand, and again following a petition for rehearing, affirmed the district court's denial of plaintiffs' motion for leave to amend their complaint. It is not yet known whether the plaintiffs will seek review by the Supreme Court.

      In GRAND RIVER ENTERPRISES SIX NATIONS, LTD., ET AL. V. LOCKYER ET AL., six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the MSA between the states and certain other tobacco product manufacturers to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statures violate the 1st and 14th amendments of the United States Constitution, as well as the Commerce Clause, and Federal anti-trust laws. They are seeking a permanent injunction against implementation and enforcement of these statutes. The Attorneys General of 30 of the states, including California, are coordinating the defense of this case through the National Association of Attorneys General Tobacco Project. The participating Attorneys General moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and, alternatively, for failure to state a claim on which relief can be granted. Oral argument was heard on March 13, 2003. The matter has been taken under submission.

      ENERGY MATTERS. In PEOPLE V. ACN ENERGY, INC., ET AL., the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the DWR for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by various electric utilities and numerous other market participants have been joined. In an administrative proceeding before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1.0 billion.

      In PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (the "Restructure") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at regulated prices and to sell the facilities themselves, and that by amending the Restructure in 2001 the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint seeks damages in an amount to be proven, but in a previous administrative procedure sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January 2002, the court dismissed the lawsuit. The plaintiffs have filed a notice of appeal in this matter.

      In a government claim filed on February 21, 2003, Allegheny Energy Supply Company ("Alleghany") and Alleghany Trading Finance Company seek recovery from the State in an amount in excess of $5.0 billion, stemming from a contract dispute with the DWR. The claimants allege that certain challenges filed with the Federal Energy Regulatory Commission ("FERC") and other State agencies, which sought to have the contract reformed or abrogated, constituted a breach of contract by the DWR. The claimants also allege that such actions and other public statements by the DWR and the State caused Alleghany to be unable to securitize future payments under its contract, and caused Alleghany's credit rating to be reduced. In a related proceeding, the DWR filed a complaint on January 29, 2003 seeking declaratory relief that the contract is void.

      ENVIRONMENTAL CLEANUP MATTER. In a Federal Environment Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER
OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA, the State, as owner of the Leviathan Mine, is a party though the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State, but litigation on these claims have been tolled by agreement of the parties until at least October 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

      ESCHEATED PROPERTY CLAIMS. In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State: FONG V. CONNELL, HARRIS V. CONNELL, LUSBY-TAYLOR V. CONNELL, ORFIELD V. CONNELL and SUEVER V. CONNELL. The plaintiffs seek damages, which the FONG plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the stock was sold and the present. All the cases except FONG are styled as class actions, though in LUSBY-TAYLOR and HARRIS, that issue was not determined prior to the trial court decisions that are being appealed. Plaintiffs in FONG have appealed the denial of their motion to convert their case to a class action. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in FONG, HARRIS and LUSBY-TAYLOR. Both SUEVER and ORFIELD are in the early stages of litigation in the trial court.

      ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS. In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion.

      ACTIONS SEEKING PROGRAM MODIFICATION. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

      In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system. Trial was set for August 2004.

      In NATURAL RESOURCES DEFENSE COUNCIL ET AL. V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., plaintiffs obtained an injunction requiring the Department of Transportation (the "DOT") to comply with National Pollution Discharge Elimination System requirements under the Federal Clean Water Act (the "Act") in connection with storm water discharges from State highways and construction sites in the area that includes Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to Federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of these studies will be implemented. Plaintiff's position is that the DOT should be required to retrofit its facilities with devices to treat storm water regardless of whether any construction is planned in any given area. For planning purposes, the DOT is including an additional 3% in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through Fiscal Year 2006-07. While the impact of a judgment of the scope sought by the plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

      The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State in any of these cases could be as high as $1 billion per year in programming costs going forward.

      In CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL. the plaintiffs brought a class action under a number of Federal acts, including the Americans with Disabilities Act (the "ADA"), seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco 1,200 bed skilled nursing facility (Laguna Honda Hospital) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care.

      In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons.

      In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES, a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.



                                  APPENDIX B
                              Rating Categories

      Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

      LONG-TERM

AAA
      An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
      An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
      A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R
      The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
      The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

      Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

      SHORT-TERM

SP-1
      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
      Speculative capacity to pay principal and interest.

      COMMERCIAL PAPER

A-1
      This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

MOODY'S

      LONG-TERM

AAA
      Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
      Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
      Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
      Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



BA
      Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
      Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
      Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
      Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
      Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      PRIME RATING SYSTEM (SHORT-TERM)

      Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

      MIG/VMIG-U.S. SHORT-TERM

      Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels-MIG 1 through MIG 3.

      The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

      LONG-TERM INVESTMENT GRADE

AAA
      HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
      VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
      HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



BBB
      GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      LONG-TERM SPECULATIVE GRADE

BB
      SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
      HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
      DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

      SHORT-TERM

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
      HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      'NR' indicates that Fitch does not rate the issuer or issue in question.

      Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'



                  DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

                            PART C. OTHER INFORMATION
                            -------------------------


Item 23.   Exhibits.
-------    -----------------------------------------------------


   (a)     Articles of Incorporation are incorporated by reference to Exhibit
           (1)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996 and Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

   (b) Registrant's By-Laws as amended are incorporated by reference to Exhibit (b) of Post-Effective Amendment No 25 to the Registration Statement on Form N-1A, filed on September 28, 2000.

   (d) Registrant's Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 18, 1995.

   (e) Registrant's Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001. Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on September 28, 2000.

   (g)(i) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996. Sub-Custodian Agreements is incorporated by reference to Exhibit
           (8)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

   (g)(ii) Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.

   (g)(iii)Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.


   (i) Opinion and consent of Registrant's Counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

   (j)     Consent of Ernst & Young LLP, Independent Auditors.

   (m) Registrant's Revised Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 18, 1995.

   (p) Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on September 28, 2000.


           OTHER EXHIBITS

          (a) Power of Attorney for certain Fund Officers: Stephen E. Canter and James Windels. Power of Attorney for other Fund Officers and each Director is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on September 28, 2000.

          (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on September 28, 2000.

Item 24.   Persons Controlled by or under Common Control with Registrant.
-------    --------------------------------------------------------------

           Not Applicable

Item 25.   Indemnification
-------    ---------------

           The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Exhibit (b) of Part C of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on September 28, 2000.

           Reference is also made to the Distribution Agreement attached as Exhibit (e) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.


Item 26.   Business and Other Connections of Investment Adviser.
-------    ----------------------------------------------------

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals




ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                             President                     9/02 - 11/02
Chief Investment Officer
                                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present

                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Standish Mellon Asset Management      Board Manager                 7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - 7/03
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   TBCAM Holdings, LLC*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97 - Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group
                                                                         Exec. Vice President          8/01 - Present
                                                                                                       2/99 - 9/01
                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp. +       President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director and President                                                   Vice President                9/02 - 11/02

                                   Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
                                                                         Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division

                                   Dreyfus Service Organization, Inc.++  Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Member, Board of Managers     5/01 - Present
                                   LLC****
                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 1/97 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   TBC General Partner, LLC*             President                     7/03 - Present

                                   Standish Mellon Asset Management      Board Member                  7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*     Director                      12/00 - Present

                                   Franklin Portfolio Associates,        Director                      4/97 - Present
                                   LLC*


                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company* Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                  Director                      1/98 - Present

                                   Fixed Income (MA) Trust*              Trustee                       6/03 - Present

                                   Fixed Income (DE) Trust*              Trustee                       6/03 - Present

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - 7/03

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - 7/03
                                                                         Chairman                      1/98 - 7/03

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp. *       Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present


J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.++             Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Controller                                                               Vice President and            9/02 - Present
                                                                         Treasurer

                                                                         Chief Financial Officer
                                   The Dreyfus Trust Company+++          Treasurer                     3/99 - Present
                                                                         Director                      9/98 - Present
                                                                                                       3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment Advisors, Inc. ++  Treasurer                     10/98 - Present

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc. ++             Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++      Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++             Vice President                2/97 - Present
Assistant Secretary                                                      Director                      2/97 - Present
                                                                         Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 27.   Principal Underwriters
--------   ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)      CitizensSelect Funds
2)      Dreyfus A Bonds Plus, Inc.
3)      Dreyfus Appreciation Fund, Inc.
4)      Dreyfus Balanced Fund, Inc.
5)      Dreyfus BASIC Money Market Fund, Inc.
6)      Dreyfus BASIC U.S. Mortgage Securities Fund
7)      Dreyfus BASIC U.S. Government Money Market Fund
8)      Dreyfus Bond Funds, Inc.
9)      Dreyfus California Intermediate Municipal Bond Fund
10)     Dreyfus California Tax Exempt Money Market Fund
11)     Dreyfus Cash Management
12)     Dreyfus Cash Management Plus, Inc.
13)     Dreyfus Connecticut Intermediate Municipal Bond Fund
14)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)     Dreyfus Fixed Income Securities
16)     Dreyfus Florida Intermediate Municipal Bond Fund
17)     Dreyfus Florida Municipal Money Market Fund
18)     Dreyfus Founders Funds, Inc.
19)     The Dreyfus Fund Incorporated
20)     Dreyfus GNMA Fund, Inc.
21)     Dreyfus Government Cash Management Funds
22)     Dreyfus Growth and Income Fund, Inc.
23)     Dreyfus Growth and Value Funds, Inc.
24)     Dreyfus Growth Opportunity Fund, Inc.
25)     Dreyfus Index Funds, Inc.
26)     Dreyfus Institutional Cash Advantage Funds
27)     Dreyfus Institutional Money Market Fund
28)     Dreyfus Institutional Preferred Money Market Funds
29)     Dreyfus Insured Municipal Bond Fund, Inc.
30)     Dreyfus Intermediate Municipal Bond Fund, Inc.
31)     Dreyfus International Funds, Inc.
32)     Dreyfus Investment Grade Bond Funds, Inc.
33)     Dreyfus Investment Portfolios
34)     The Dreyfus/Laurel Funds, Inc.
35)     The Dreyfus/Laurel Funds Trust
36)     The Dreyfus/Laurel Tax-Free Municipal Funds
37)     Dreyfus LifeTime Portfolios, Inc.
38)     Dreyfus Liquid Assets, Inc.
39)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
40)     Dreyfus Massachusetts Municipal Money Market Fund
41)     Dreyfus Massachusetts Tax Exempt Bond Fund
42)     Dreyfus Midcap Index Fund, Inc.
43)     Dreyfus Money Market Instruments, Inc.
44)     Dreyfus Municipal Bond Fund, Inc.
45)     Dreyfus Municipal Cash Management Plus
46)     Dreyfus Municipal Funds, Inc.
47)     Dreyfus Municipal Money Market Fund, Inc.
48)     Dreyfus New Jersey Intermediate Municipal Bond Fund
49)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)     Dreyfus New York Municipal Cash Management
51)     Dreyfus New York Tax Exempt Bond Fund, Inc.
52)     Dreyfus New York Tax Exempt Intermediate Bond Fund
53)     Dreyfus New York Tax Exempt Money Market Fund
54)     Dreyfus U.S. Treasury Intermediate Term Fund
55)     Dreyfus U.S. Treasury Long Term Fund
56)     Dreyfus 100% U.S. Treasury Money Market Fund
57)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58)     Dreyfus Pennsylvania Municipal Money Market Fund
59)     Dreyfus Premier California Municipal Bond Fund
60)     Dreyfus Premier Equity Funds, Inc.
61)     Dreyfus Premier Fixed Income Funds
62)     Dreyfus Premier International Funds, Inc.
63)     Dreyfus Premier GNMA Fund
64)     Dreyfus Premier Municipal Bond Fund
65)     Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66)     Dreyfus Premier New Leaders Fund, Inc.
67)     Dreyfus Premier New York Municipal Bond Fund
68)     Dreyfus Premier Opportunity Funds
69)     Dreyfus Premier State Municipal Bond Fund
70)     Dreyfus Premier Stock Funds
71)     The Dreyfus Premier Third Century Fund, Inc.
72)     Dreyfus Premier Value Equity Funds
73)     Dreyfus Premier Worldwide Growth Fund, Inc.
74)     Dreyfus Short-Intermediate Government Fund
75)     Dreyfus Short-Intermediate Municipal Bond Fund
76)     The Dreyfus Socially Responsible Growth Fund, Inc.
77)     Dreyfus Stock Index Fund, Inc.
78)     Dreyfus Tax Exempt Cash Management
79)     Dreyfus Treasury Cash Management
80)     Dreyfus Treasury Prime Cash Management
81)     Dreyfus Variable Investment Fund
82)     Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)     General California Municipal Bond Fund, Inc.
84)     General California Municipal Money Market Fund
85)     General Government Securities Money Market Funds, Inc.
86)     General Money Market Fund, Inc.
87)     General Municipal Bond Fund, Inc.
88)     General Municipal Money Market Funds, Inc.
89)     General New York Municipal Bond Fund, Inc.
90)     General New York Municipal Money Market Fund
91)     Mellon Funds Trust






((b)

                                                                                                 Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Donna Impagliazzo *                   Vice President                                             None
Mary Merkle *                         Vice President                                             None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President                                             None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None

*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.






Item 28.   Location of Accounts and Records
-------    --------------------------------

           1.   The Bank of New York
                100 Church Street
                New York, New York 10286

           2.   Dreyfus Transfer, Inc.
                200 Park Avenue
                New York, New York 10166

           3.   The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 29.   Management Services
-------    -------------------

           Not Applicable

Item 30.   Undertakings
-------    ------------

           None





                                   SIGNATURES
                                  -------------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of September, 2003.


            DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

           BY:  /s/Stephen E. Canter*
                ---------------------------
                Stephen E. Canter, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signatures                  Title                           Date

-----------------------------     --------------------------------


/s/ Stephen E. Canter*            President (Principal Executive      09/26/03
-----------------------------     Officer) and Director
Stephen E. Canter



/s/James Windels*                 Treasurer (Principal Financial      09/26/03
-----------------------------     and Accounting Officer)
James Windels



/s/David Burke*                   Director                            09/26/03
-----------------------------
David Burke



/s/Joseph S. DiMartino*           Director                            09/26/03
-----------------------------
Joseph S. DiMartino


/s/Samuel Chase*                  Director                            09/26/03
-----------------------------
Samuel Chase


/s/Gordon J. Davis*               Director                            09/26/03
-----------------------------
Gordon J. Davis


/s/Joni Evans*                    Director                            09/26/03
-----------------------------
Joni Evans


/s/Arnold S. Hiatt*               Director                            09/26/03
-----------------------------
Arnold S. Hiatt


/s/Burton N. Wallack*              Director                           09/26/03
-----------------------------
Burton N. Wallack





*BY:  /S/JOHN B. HAMMALIAN
      John B. Hammalian
      Attorney-in-Fact




                                INDEX OF EXHIBITS



Exhibit No.


23(j)               Consent of Ernst & Young LLP